DIREXION SHARES ETF TRUST
Direxion Zacks MLP High Income Index Shares (ZMLP)
Direxion Daily MSCI Brazil Bull 2X Shares (BRZU)
Direxion Daily Junior Gold Miners Index Bull 2X Shares (JNUG)
Direxion Daily Junior Gold Miners Index Bear 2X Shares (JDST)
Direxion Daily Gold Miners Index Bull 2X Shares (NUGT)
Direxion Daily Gold Miners Index Bear 2X Shares (DUST)
Direxion Daily Technology Bear 3X Shares (TECS)
Direxion Daily Regional Banks Bull 3X Shares (DPST)
Direxion Daily S&P 500® High Beta Bull 3X Shares (HIBL)
Direxion Daily 20+ Year Treasury Bear 3X Shares (TMV)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares (UBOT)
Direxion Daily Retail Bull 3X Shares (RETL)
(the “Funds”)

Supplement dated April 8, 2020 to the
Summary Prospectuses, Prospectuses, and Statements of Additional Information (“SAI”)

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Funds, reverse splits of the issued and outstanding shares of the Funds.
After the close of the markets on April 22, 2020 (the “Record Date”), each Fund will affect reverse splits of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily MSCI Brazil Bull 2X Shares	1 for 35	97%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1 for 25	96%
Direxion Daily Gold Miners Index Bear 2X Shares	1 for 25	96%
Direxion Daily Technology Bear 3X Shares	1 for 10	90%
Direxion Daily Regional Banks Bull 3X Shares	1 for 10	90%
Direxion Daily S&P 500® High Beta Bull 3X Shares	1 for 10	90%
Direxion Daily 20+ Year Treasury Bear 3X Shares	1 for 10	90%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	1 for 10	90%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	1 for 10	90%
Direxion Daily Retail Bull 3X Shares	1 for 10	90%
Direxion Zacks MLP High Income Index Shares	1 for 8	88%
Direxion Daily Gold Miners Index Bull 2X Shares	1 for 5	80%
As a result of these reverse splits, every thirty-five, twenty-five, ten, eight, or five shares of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for a Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately thirty-five-, twenty-five-, ten-, eight-, or five-times higher for the Funds. Shares of the Funds will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis on April 23, 2020.
The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The tables below illustrate the effect of a hypothetical one-for-thirty-five, one-for-twenty-five, one-for-ten, one-for-eight, and one-for-five reverse split anticipated for the Funds, as applicable and described above:

1-for-35 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	350	$ 10	$3,500
Post-Split	10	$350	$3,500
1-for-25 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	250	$ 10	$2,500
Post-Split	10	$250	$2,500
1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$ 10	$1,000
Post-Split	10	$100	$1,000
1-for-8 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	80	$ 30	$2,400
Post-Split	10	$240	$2,400
1-for-5 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	50	$ 50	$2,500
Post-Split	10	$250	$2,500
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of each Fund’s record owners.
Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse splits, a Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, a Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.